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                                                                 EXHIBIT 10.1(g)

                                PLEDGE AGREEMENT


         THIS PLEDGE AGREEMENT (this "Agreement"), dated as of June 30, 2000, by BLUE RHINO CORPORATION, a Delaware corporation (the "Pledgor") to BANK OF AMERICA, N.A., a national banking association (the "Bank").

                              W I T N E S S E T H:

         WHEREAS, the Pledgor is presently a member of R4 Technical Center-North Carolina, LLC, a Delaware limited liability company (the "Company"), Pledgor's membership interest being forty-nine percent (49%) of the total membership interests in the Company; and

         WHEREAS, the Company is indebted to the Bank for and on account of that certain Second Amended and Restated Loan Agreement dated as of even date herewith (the "Loan Agreement"); and

         WHEREAS, a condition of the Loan Agreement and the extensions of credit to the Pledgor thereunder is that the Borrower pledge its membership interest in the Company to the Bank as collateral security; and

         WHEREAS, the Bank and the Pledgor wish to set forth their agreement with respect to the foregoing matters herein;

         NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, receipt of which is hereby acknowledged, the Pledgor hereby agrees with the Bank as follows:

         SECTION 1. Pledge. The Pledgor hereby pledges to the Bank, and grants to the Bank a security interest in, all of its right, title and interest in and to the following described collateral security (the "Pledged Collateral"):

         All of the Pledgor's right, title and interest in R4 Technical Center-North Carolina, LLC, including, without limitation, all of the Pledgor's rights as a member thereof, whether such interest is held in the Pledgor's name or in the name of any other entity in which the Pledgor has any interest, including any legal, beneficial or equitable interest of the Pledgor in such interest;

         SECTION 2. Security for Obligations. This Agreement and the pledge and security interest granted by the Pledgor to the Bank hereunder secures the payment and performance of all obligations of the Pledgor now or hereafter existing under the Loan Agreement, whether for principal, interest, fees, expenses or otherwise, and all obligations of the Pledgor now or hereafter existing under this Agreement and any other security instruments (all such obligations of the Pledgor being the "Obligations").

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         SECTION 3.        Transfer of Pledged Collateral. Any certificates or
instruments representing or evidencing the Pledged Collateral shall be delivered to and held by the Bank and shall be accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance satisfactory to the Bank.

         SECTION 4. Representations and Warranties. The Pledgor represents and warrants that:

                  (a) The Pledgor is the legal and beneficial owner of the Pledged Collateral free and clear of any lien, security interest, option or other charge or encumbrance, except for the security interest created by this Agreement.

                  (b) The Pledgor has full power and authority to pledge all of its right, title and interest in and to the Pledged Collateral pursuant to this Agreement.

                  (c) The pledge of the Pledged Collateral pursuant to this Agreement creates a valid and perfected first priority security interest in the Pledged Collateral, subject to no prior pledge, lien, mortgage, hypothecation, security interest, charge, option or encumbrance created by the Pledgor (other than those in favor of the Bank) or to any agreement purporting to grant to any third party a security interest in the property or assets of the Pledgor which would include the Pledged Collateral.

                  (d) This Agreement has been duly authorized, executed and delivered by the Pledgor and constitutes a legal, valid and binding obligation of the Pledgor enforceable in accordance with its terms.

                  (e) No authorization, approval, or other action by, and no notice to or filing with, any governmental authority or regulatory body is required either (i) for the pledge by the Pledgor of the Pledged Collateral pursuant to this Agreement or (ii) for the execution, delivery or performance of this Agreement by the Pledgor.

                  (f) The execution, delivery and performance of this Agreement will not violate any provision of any law or regulation presently in effect and applicable to Pledgor or of any order, judgment, writ, award or decree of any court, arbitrator or governmental authority, domestic or foreign of which the Pledgor is bound, or of any mortgage, indenture, lease contract, or agreement, to which the Pledgor is a party or which is binding upon the Pledgor or upon any of its assets, and will not result in the creation or imposition of any other lien, charge or encumbrance on or security interest in any of the assets of the Pledgor.

                  (g) There is no pending action or proceeding before any court, governmental agency or arbitrator against or directly involving the Pledgor, and to the best knowledge of the Pledgor, there is no threatened action or proceeding affecting the Pledgor before any court, governmental agency or arbitrator which, in any case, is likely to materially impair the Pledgor's ability to perform its obligations under this Agreement.


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         SECTION 5.        Affirmative Covenants. The Pledgor covenants and
agrees that, unless the Bank shall otherwise consent in writing:

                  (a) The Pledgor will own the Pledged Collateral free and clear of all liens, claims, encumbrances and security interests of any nature whatsoever created by the Pledgor, except for the lien and security interest provided for hereby or those in favor of the Bank.

                  (b) The Pledgor will defend the Bank's position as pledgee of the Pledged Collateral against the claims and demands of all persons whomsoever.

         SECTION 6. Negative Covenants. The Pledgor covenants and agrees that it will not, without the written consent of the Bank:

                  (a) Sell, assign, transfer, exchange, or otherwise dispose of, or grant any option with respect to, the Pledged Collateral, nor will it create, incur or permit to exist any affirmative pledge, lien, mortgage, hypothecation, security interest, charge, option or any other affirmative encumbrance with respect to the Pledged Collateral, or any interest therein, or any proceeds thereof, except for the lien and security interest provided for by this Agreement or those in favor of the Bank.

                  (b) As a member of the Company, take or consent to any action by the Company or the managers thereof to sell, trade, convey, transfer, mortgage, encumber or pledge any of its personal or real property, including any fixtures or improvements, except for (i) any lien to the Bank, or (ii) any transaction affecting the Company's property occurring in the normal and ordinary course of the Company's business.

         SECTION 7. Further Assurances. The Pledgor agrees that at any time and from time to time, at the expense of the Pledgor, the Pledgor will promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or desirable, or that the Bank may reasonably request, in order to perfect and protect any security interest granted or purported to be granted hereby or to enable the Bank to exercise and enforce its rights and remedies hereunder with respect to any Pledged Collateral.

         SECTION 8.        Voting Rights; Interest, Etc.

                  (a) So long as no event of default or event which, with the giving of notice or the passage of time, or both, would become an event of default under the Obligations shall have occurred and not been waived by the
Bank:

                           (i)      The Pledgor shall be entitled to exercise,
or refrain from exercising, any and all voting and other consensual rights pertaining to the Pledged Collateral or any part thereof for any purpose not inconsistent with the terms of this Agreement; provided, however, that the Pledgor shall not exercise or refrain from

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exercising any such right if, in the Bank's judgment, such action would have a material adverse effect on the value of the Pledged Collateral or any part thereof.

                           (ii)     The Pledgor shall be entitled to receive and
retain any and all dividends or distributions paid in respect of the Pledged Collateral, provided, however, that any and all

                           (A) dividends or distributions paid or payable other than in cash, and any instruments and other property received, receivable or otherwise distributed in respect of, or in exchange for, any Pledged Collateral, and

                           (B) dividends or distributions paid, payable or otherwise distributed in respect of principal, or in redemption of, or in exchange for, any Pledged Collateral,

shall be, and shall be forthwith delivered to the Bank to hold as, Pledged Collateral and shall, if received by the Pledgor, be received in trust for the benefit of the Bank, be segregated from the other property or funds of the Pledgor, and be forthwith delivered to the Bank as Pledged Collateral in the same form as so received (with any necessary endorsement).

                           (iii)    The Bank shall execute and deliver (or cause
to be executed and delivered) to the Pledgor all such proxies and instruments as the Pledgor may reasonably request for the purpose of enabling the Pledgor to exercise the voting and other rights which it is entitled to exercise pursuant to paragraph (i) above and to receive the payments which it is authorized to receive and retain pursuant to paragraph (ii) above.

                  (b) Upon the occurrence of an event of default or an event which, with the giving of notice or the passing of time, or both, would become an event of default under the Obligations:

                           (i)      All rights of the Pledgor to exercise the
voting and other consensual rights which it would otherwise be entitled to exercise pursuant to Section 8 (a)(i) and to receive the payments which it would otherwise be authorized to receive and retain pursuant to Section 8(a)(ii) shall cease, and all such rights shall thereupon become vested in the Bank which shall thereupon have the sole right to exercise such voting and other consensual rights and to receive and hold as Pledged Collateral such payments.

                           (ii)     All payments which are received by the
Pledgor contrary to the provisions of paragraph (i) of this Section 8(b) shall be received in trust for the benefit of the Bank, shall be segregated from other funds of the Pledgor and shall be forthwith paid over to the Bank as Pledged Collateral in the same form as so received (with any necessary endorsement).


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         SECTION 9.        Bank Appointed Attorney-in-Fact. The Pledgor hereby
appoints the Bank the Pledgor's attorney-in-fact, said appointment being coupled with an interest, with full authority in the place and stead of the Pledgor, and in the name of the Pledgor or otherwise, from time to time in the Bank's discretion to take any action and to execute any instrument which the Bank may deem necessary or advisable to assure that the Pledged Collateral is pledged to the Bank and the Pledgor's agreements and Obligations hereunder are performed and satisfied, including, without limitation, to receive, endorse and collect all instruments made payable to the Pledgor representing any interest payment or other distribution in respect of the Pledged Collateral or any part thereof and to give full discharge for the same.

         SECTION 10. Bank May Perform. If the Pledgor fails to perform any agreement contained herein, the Bank, upon notice to Pledgor, may itself perform, or cause performance of, such agreement, and the reasonable expenses of the Bank incurred in connection therewith shall be payable by the Pledgor pursuant to Section 14 hereof.

         SECTION 11. Reasonable Care. The Bank shall be deemed to have exercised reasonable care in the custody and preservation of any Pledged Collateral in its possession if the Pledged Collateral is accorded treatment substantially equal to that which the Bank accords its own property, it being understood that the Bank shall not have any responsibility for (i) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any Pledged Collateral, whether or not the Bank has or is deemed to have knowledge of such matters, or (ii) taking any necessary steps to preserve rights against any parties with respect to any Pledged Collateral.

         SECTION 12. Sale of Collateral. The Pledgor agrees to do or cause to be done all such other acts and things as may be necessary to make any sale or sales of any portion or all of the Pledged Collateral contemplated by Section 13 hereof valid and binding and in compliance with any and all applicable laws, regulations, orders, writs, injunctions, decrees or awards of any and all courts, arbitrators or governmental instrumentalities, domestic or foreign, having jurisdiction over any such sale or sales, all at the Pledgor's expense. The Pledgor further agrees that a breach of any of the covenants contained in this Section 12 will cause irreparable injury to the Bank, that the Bank has no adequate remedy at law in respect of such breach and, as a consequence, agrees that each and every covenant contained in this Section shall be specifically enforceable against the Pledgor, and the Pledgor hereby waives and agrees not to assert any defenses against any action for specific performance of such covenants except for a defense that no event of default has occurred.

         SECTION 13. Remedies Upon Default. If any event of default shall have occurred under the Obligations and not been waived by the Bank:

                  (a) The Bank may exercise, in respect of the Pledged Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party on default under the Uniform Commercial


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Code (the "UCC") in effect in the State of North Carolina at that time, and the
Bank may also, without notice except as specified below, sell the Pledged Collateral or any part thereof in one or more parcels at public or private sale, at any exchange, broker's board or at any of the Bank's offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as the Bank may deem commercially reasonable. The Pledgor agrees that, to the extent notice of sale shall be required by law, ten days notice to the Pledgor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Bank shall not be obligated to make any sale of Pledged Collateral regardless of notice of sale having been given. The Bank may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

                  (b) Any cash held by the Bank or on its behalf as Pledged Collateral and all cash proceeds received by the Bank in respect of any sale of, collection from, or other realization upon all or any part of the Pledged Collateral may, in the discretion of the Bank, be held by the Bank or on its behalf as collateral for, and then or at any time thereafter applied (after payment of any amounts payable to the Bank pursuant to Section 14) in whole or in part by the Bank against, all or any portion of the Obligations in such order as the Bank shall elect. Any surplus of such cash or cash proceeds held by the Bank or on its behalf and remaining after payment and performance in full of all the Obligations shall be paid over to the Pledgor or to whomsoever may be lawfully entitled to receive such surplus promptly, but in any event within two business days of the receipt thereof.

         SECTION 14. Expenses. The Pledgor will upon demand pay to the Bank the amount of any and all reasonable expenses, including the reasonable fees and expenses of its counsel and of any agents, which the Bank may incur in connection with (i) the administration of this agreement, (ii) the custody or preservation of, or the sale of, collection from, or other realization upon, any of the Pledged Collateral, (iii) the exercise or enforcement of any of the rights of the Bank hereunder, or (iv) the failure by the Pledgor to perform or observe any of the provisions hereof.

         SECTION 15. Amendment, Etc. No amendment or waiver of any provision of this Agreement nor consent to any departure by the Pledgor herefrom, shall in any event be effective unless the same shall be in writing and signed by the Bank and the Pledgor, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. The Bank shall not by any act, delay, omission or otherwise be deemed to have waived any of its rights or remedies hereunder and no waiver shall be valid unless in writing, signed by the Bank and then only to the extent therein set forth. A waiver by the Bank of any right or remedy hereunder on any one occasion shall not be construed as a bar or waiver to any right or remedy which the Bank would otherwise have on any future occasion. No failure to exercise nor a delay in exercising on the part of the Bank, any right, power or privilege hereunder, shall operate as waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right,


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power or privilege. The rights and remedies herein provided are cumulative and may be exercised singly or concurrently, and not exclusive of any rights or remedies provided by law.

         SECTION 16. Amendments, Modifications and Waivers with Respect to Obligations. The Pledgor hereby consents that, without the necessity of any reservation of rights against the Pledgor, and without notice to the Pledgor, any demand for payment of any of the Obligations made by the Bank may be rescinded by the Bank and any of the Obligations continued prior to its payment, and the Obligations, or the liability of the Pledgor or any other party upon or for any part thereof, or any collateral security or guarantee therefor or right of offset with respect thereto, may, from time to time, in whole or in part, be renewed, extended, amended, modified, accelerated, compromised, waived, surrendered, or released by the Bank, and any collateral security documents or guarantees or documents in connection therewith may be amended, modified, supplemented or terminated, in whole or in part, as the Bank may deem advisable from time to time, and any collateral security at any time held by the Bank for the payment of the Obligations may be sold, exchanged, waived, surrendered or released, all without the necessity of any reservation of rights against the Pledgor and without notice to or further assent by the Pledgor, which will remain bound hereunder, notwithstanding any such renewal, extension, modification, acceleration, compromise, amendment, supplement or release. The Bank shall have no obligation to protect, secure, perfect or insure any other collateral security documents or property subject thereto at any time held as security for the Obligations. The Pledgor waives any and all notice of the creation, renewal, extension or accrual of any of the Obligations and notice of or proof of reliance by the Bank upon this Agreement; and the Obligations shall conclusively be deemed to have been created, contracted or incurred in reliance upon this Agreement, and all dealings between the Pledgor and the Bank shall likewise be conclusively presumed to have been had or consummated in reliance upon this Agreement. The Pledgor waives diligence, presentment, protest, demand for payment and notice of default or nonpayment to or upon the Pledgor with respect to the Obligations.

         SECTION 17. Notices. All notices and other communications provided for hereunder shall be in writing (including tested telex), addressed to the Pledgor at the address of the Borrower, and to the Bank, respectively, as specified in the Loan Agreement, or as to any party at such other address as shall be designated by such party in a written notice to the other party complying as to delivery with the terms of this Section. All such notices and other communications shall, when telexed or delivered, as the case may be, be effective upon receipt.

         SECTION 18. Continuing Security Interest. This Agreement shall create a continuing security interest in the Pledged Collateral and shall (i) remain in full force and effect until payment and performance in full of the Obligations, (ii) be binding upon the Pledgor, its successors and assigns, and
(iii) inure to the benefit of the Bank and its successors, transferees and assigns. Without limiting the generality of the foregoing clause (iii), the Bank may assign or otherwise transfer the Loan Agreement and this Agreement to any other person or entity, and such other person or entity shall thereupon


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become vested with all the benefits in respect thereof granted to the Bank herein or otherwise. Upon the payment and performance in full of the Obligations, the Pledgor shall be entitled to the return, upon its request and at its expense, of such of the Pledged Collateral as shall not have been sold or otherwise applied pursuant to the terms hereof.

         SECTION 19. Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

         SECTION 20. Appointment of Agent. The Bank shall have the right and power hereunder to appoint any person, corporation, banking institution or trust company to act as its agent (the "Agent") hereunder to perfect the Bank's lien and security interest in the Pledged Collateral and to take such action on its behalf and to exercise such powers hereunder as are necessary to perfect or protect the Bank's security interest in the Pledged Collateral and perform this Agreement. Such power may be exercised by delivery of written notice of appointment to such Agent and to the Pledgor.

         SECTION 21. Governing Law; Terms. This Agreement shall be governed by and construed in accordance with the laws of the State of North Carolina. Unless otherwise defined herein or in the Loan Agreement, terms defined in Article 9 of the UCC are used herein as therein defined.

         SECTION 22. Execution in Counterparts. This Agreement may be executed in separate counterparts, all of which taken together shall be deemed to constitute one and the same instrument.


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         IN WITNESS WHEREOF, the parties hereto have caused this Pledge
Agreement to be duly executed and delivered by their officers thereunto duly authorized as of the date and year first above written.

                                    PLEDGOR:


                                    BLUE RHINO CORPORATION
ATTEST:
                                    By: /s/ Billy D. Prim
                                       ----------------------------
                                    Title: President and CEO
/s/ Mark Castaneda
SECRETARY
         [Corporate Seal]


                                    BANK:


                                    BANK OF AMERICA, N.A.

                                    By: /s/ J. Thomas Johnson, Jr.
                                       ----------------------------
                                       Title: Senior Vice President


The undersigned does hereby acknowledge and consent to the terms of the foregoing Pledge Agreement, agrees to register the pledge of the Pledged Collateral to the Bank in its records, and agrees that it will comply with all instructions originated by the Bank with respect to the Pledged Collateral, without further consent by the Pledgor.


R4 TECHNICAL CENTER-NORTH CAROLINA, LLC     (SEAL)

By: /s/ Billy D. Prim (SEAL)
         Manager


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